MUTUAL FUND SELECT GROUP

SUPPLEMENT DATED MAY 7, 1997
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 30, 1996

The following replaces in its entirety the first complete paragraph on page 21. The changed language has been underlined:

"Performance results presented for the Balanced Fund, Bond Fund, New Growth Opportunities Fund, Equity Income Fund, Intermediate Bond Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Short-Term Bond Fund and Small Cap Value Fund will be based upon the performance of The Balanced Fund of Chemical Bank, the Fixed Income Fund of The Chase Manhattan Bank, the Emerging Growth Fund of The Chase Manhattan Bank, the Equity Income Fund of The Chase Manhattan Bank, The Intermediate-Term Bond Fund of Chemical Bank, The International Equity Fund of Chemical Bank, the Trinity Equity Trust
                                                      ------------------------
of The Chase Manhattan Bank, The Core Equity Fund of Chemical Bank, the Short-Term Bond Fund of The Chase Manhattan Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for the periods prior to consummation of the CTF Conversion."